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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 6, 2005

ACT Teleconferencing, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-27560	84-1132665
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1526 Cole Boulevard, Suite 300, Golden, Colorado		80401
(Address of principal executive offices)		Zip Code

(303) 233-3500
(Registrant's telephone number)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On January 6, 2005, ACT Teleconferencing, Inc., ACT Teleconferencing Services, Inc., ACT Videoconferencing, Inc., ACT Proximity, Inc., and ACT Research Inc. (collectively, the "Company") entered into a Tenth Waiver, Amendment and Forbearance Agreement (the "Waiver and Amendment") with the holders (the "Subordinated Lenders") of its Senior Secured Subordinated Notes due April 30, 2006. The Waiver and Amendment amended certain terms of the Note Agreement (the "Note Agreement") relating to the Senior Secured Subordinated Notes in order to facilitate consideration of refinancing proposals from third parties. The Subordinated Lenders also agreed to forbear from taking action before January 31, 2005 with respect to certain specified defaults by the Company under the Note Agreement and to extend their forbearance through April 30, 2005, provided certain milestones to refinancing are met by January 31, 2005 and February 14, 2005.

Item 9.01 Financial Statements and Exhibits

        The Exhibit index on page 3 of this Form 8-K report lists the exhibits that are hereby filed or incorporated by reference.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc. (Registrant)
Date: January 6, 2005	By:	/s/ GENE WARREN Gene Warren Chief Executive Officer

Exhibit Index

(All exhibits are filed electronically)

Exhibit 99.1—Tenth Waiver, Amendment and Forbearance Agreement

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  Item 1.01. Entry into a Material Definitive Agreement
  Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index